Apollo Gold™ Corporation

Qtr 3 2009 Results

Forward Looking Statements / Non-GAAP Financial Measures/Cautionary Note to US Investors

ApolloGold Corporation

- **FORWARD-LOOKING STATEMENTS**
- This press release includes "Forward-Looking Statements" within the meaning of section 21E of the United States Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "schedules," "predicts," "intends," "continue," or the negative of such terms, or other comparable terminology. All statements regarding: the status of Black Fox, future production at Black Fox, the ability of the Company to continue to produce gold at the Black Fox mill, the ability of the Company to resolve the Review Event with the Banks in a satisfactory manner, the ability of the Company to reschedule the quarterly repayment installments under the Project Facility, to maintain throughput at the mill of 1,800 tonnes per day, to improve recoveries towards a target of 95% and to increase mill throughput to 2,000 tonnes per day, all statements regarding the timing of the mill grade upgrade at Black Fox, including the commission of the conveyor and high-pressure screening system, the expansion of the tailing dam management system, the 2009 drilling program at Grey Fox, future drilling on the Pike River property, permitting at Huizopa and the ability of the Company to successfully obtain indicated and measured resource status are forward-looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from these forward-looking statements include: difficulties or delays in permitting at Black Fox, results of drilling and other exploration activities at Huizopa, and other factors disclosed under the heading "Risk Factors" in Apollo's most recent annual report on Form 10-K filed with the United States Securities and Exchange Commission and elsewhere in Apollo's documents filed from time to time with the Toronto Stock Exchange, the NYSE Amex, The United States Securities and Exchange Commission and other regulatory authorities. All forward-looking statements included in this press release are based on information available to Apollo on the date hereof. Apollo assumes no obligation to update any forward-looking statements.

NON-GAAP FINANCIAL MEASURES

The term "total cash cost" is a non-GAAP financial measure and is used on a per ounce of gold basis. Total cash cost is equivalent to direct operating cost as found on the Consolidated Statements of Operations and includes by-product credits for payable silver, lead, and zinc production. We have included total cash cost information to provide investors with information about the cost structure of our mining operations. This information differs from measures of performance determined in accordance with GAAP in Canada and in the United States and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. This measure is not necessarily indicative of operating profit or cash flow from operations as determined under GAAP and may not be comparable to similarly titled measures of other companies.

CAUTIONARY NOTE TO US INVESTORS CONCERNING ESTIMATES OF MINERAL RESOURCES.

This presentation uses the term mineral "resources". We advise US investors that while the term is recognized and required by Canadian regulations, the US Securities and Exchange Commission does not recognize it. US investors are cautioned not to assume that any part or all of the mineral deposits in this category will ever be converted into mineral reserves.

Montana Tunnels Sale

ApolloGold Corporation

- Sale of Apollo's 50% Interest to JV Partner
- Total Price $9 million (cash and NSR)
- $5 million in Cash
- 3 x $0.25 million non refundable payments Oct/Nov/Dec
- Balance in installments by May 31, 2010
- 4% Net Smelter Revenue
- Subject to negotiation of definitive agreements

Black Fox - Production

ApolloGold Corporation

Mining	Qtr 3
Higher Grade Ore (T)	118,170
(g/T)	5.62
Lower Grade Ore (T)	98,926
(g/T)	1.73
Total Ore (T)	217,096
(g/T)	3.85
Waste (T)	1,347,486
Overburden(T)	79,143
Total Waste (MT)	1,426,629
Strip Ratio (W/O)	6.57

Black Fox - Production

ApolloGold Corporation

Milling	Qtr 3
Tonnes Milled	160,908
Tonnes/day milled	1,749
Mill Availability (%)	83.0
Ore Grade (g/T)	4.05
Recovery (%)	94
Gold Produced (oz)	19,718

Black Fox – Production Costs

ApolloGold Corporation

	Qtr 3
Mining Cost per tonne mined	$2.85
Processing Cost per tonne milled	$18.20
Total Cash Cost per tonne milled	$70.93
Total Cash Cost	$575

Custom Milling

ApolloGold Corporation

Milled by St Andrew Goldfields at the Holt Mill

	Qtr 3
Milled Tonnes	62,600
Ore Grade g/T	1.63
Recovery	93%
Gold Produced	2,760

Total Apollo Gold Production **22,478 ounces**

Financials – Qtr 3

Apollo Gold Corporation

Gold Production	22,478	ounces	
Gold Sold	19,848	ounces	
	$m		
Revenue	**19.1**	$962/oz	($875/oz)
Direct Operating Costs	(11.4)	$575/oz	
Depreciation & Amortization	(3.3)	$166/oz	
Non Black Fox G & A	(1.1)		
Exploration	(0.6)		
Operating Income	**2.7**		

Financials Qtr 3 Cash Flow

ApolloGold Corporation

	$m	
Operating Income	**2.7**	
Realised losses on gold hedge	(2.1)	$107/oz
Realised gains on FX	0.7	
Unrealised losses on gold hedge	(14.3)	
Unrealised gains on FX	4.1	
Interest and Other	(2.8)	
Income/(Loss)	**(11.7)**	
Discontinued Operations	(2.3)	
Loss for Qtr 3	**(14.0)**	

Financials Qtr 3 Cash Flow

ApolloGold Corporation

	$m
Cash at June 30th	**0.9**
Black Fox Contribution	7.8
Equity raised	10.7
G & A and Exploration	(1.4)
Interest on $70 loan	(1.3)
Black Fox assets	(14.1)
Other/Working Capital	1.9
Cash at September 30th	**4.5**

Gold Hedge Position

Original Hedge	**250,400**	**Ounces**
Delivered to Sept 30th	24,400	Ounces
approximate 4th Qtr	24,000	Ounces
Estimated Balance December 30th	**202,000**	**Ounces**
Hedge Commitment 2010	54,000	Ounces

Balance of 2010 Production sold at Spot Price

Bank Facility

- Bank deferred September 30, 2009 Payments
- Working with Banks on new Financial Models
- Goal is to Reschedule Debt Repayment
- Expected Completion December 31, 2010

Black Fox Qtr 4

- Complete Phase 5 Tailing Water Management
- Re-Commission High Pressure Screen End Nov.
- Commission Conveyor Dec.
- Increase Mill Throughput to 2,000 tpd
- Estimated Production of Gold +/- same as Qtr 3
- Identify Cost Reductions areas, such as
  - Crushing, Drilling, Overtime

ApolloGold™
Corporation

2009 Exploration Third Quarter

Exploration Properties



Black Fox
Mine
Pike River
DPFZ
Grey Fox

Grey Fox Drilling 2008

ApolloGold Corporation

- 16 holes drilled (3715m)
- 14 holes along strike of Contact Zone (Mafic Volcanic/Sediment fault contact)
- 2 holes exploring the intersection of the Destor-Porcupine Fault Zone (DPFZ)
- Results are very encouraging.
- Highest grade intercept 2.9 Meters @ 455 grams

Selected 2008 Drilling Results

Complete drilling results available on our website www.apollogold.com

ApolloGold Corporation

Hole ID	From (m)	To (m)	Core Width (m)	True Width (m)	Assay grams Au/t	Assay ounce Au/ton
GF08-01	65.00	72.00	7.00	6.18	1.74	0.05
GF08-01	104.10	113.50	9.40	8.30	5.26	0.15
GF08-02	104	105.5	1.50	1.04	4.63	0.13
GF08-02	108.5	110	1.50	1.04	4.90	0.14
GF08-02	205.60	235.00	29.40	20.42	2.40	0.07
GF08-02	247.00	254.50	7.50	5.21	2.66	0.08
GF08-06	56.00	59.00	3.00	2.98	1.79	0.05
GF08-06	87.50	90.00	2.50	2.49	10.56	0.31
GF08-06	143.00	146.00	3.00	2.98	1.87	0.05
GF08-07	40.50	52.30	11.80	11.09	15.49	0.45
GF08-07	113.00	119.00	6.00	5.64	4.05	0 .12
GF08-07	158.00	161.00	3.00	2.82	9.88	0.29
GF08-09	29.00	32.20	3.20	2.73	4.79	0.14
GF08-10	49.00	50.00	1.00	0.83	4.13	0.12
GF08-10	51.50	55.00	3.50	2.90	455.18	13.28
GF08-10	60.10	61.90	1.80	1.49	1.28	0.04
GF08-15	20.85	24.80	3.95	3.93	9.04	0.26

Grey Fox Drilling 2009

ApolloGold Corporation

- Commence August 2009
- Drill Contact Zone on Grey Fox
- Resource on Grey Fox in Qtr 2010
- To Date 40 Holes Completed
- Assays Released on 18 holes
- All holes contain zones with gold

Target 2
"Contact Zone"



GF08-10
GF09-21
GF09-45
GF09-42
GF09-46
0m
100m
200m
300m
Overburden
High Grade
Calcite Zone
4.13g/t
over 1m
Diabase
455.18g/t
over 3.5m
Mafic Volcanic
Metasediment
Alteration Zone
Contact Zone
Contact Fault
Preliminary Geologic Section
Vertical Section 372302.5N
+/- 12.5m spacing

Grey Fox Drilling – Released Oct 16th

Complete drilling results available on our website www.apollogold.com

ApolloGold Corporation

Hole ID	From (m)	To (m)	Core	True	Assay	Assay
	-	-	Width (m)	Width	Grams Au/t	Ounces Au/ton
GF09-17						
GF09-17	56.5	63.5	7.00	6.27	5.39	0.16
GF09-18						
GF09-18	75.0	75.6	0.60	0.54	15.57	0.45
	79.4	82.4	3.00	2.69	4.66	0.14
	86.0	87.0	1.00	0.90	2.81	0.08
GF09-19						
GF09-19	39.0	40.5	1.50	1.19	1.10	0.03
	57.0	59.0	2.00	1.58	1.53	0.04
GF09-20						
GF09-20	22.6	24.0	1.40	1.28	1.06	0.03
	36.0	37.0	1.00	0.91	8.43	0.25
	39.0	42.0	3.00	2.74	2.21	0.06
	48.0	49.0	1.00	0.91	277.13	8.08
	60.5	62.0	1.50	1.37	1.41	0.04
	66.5	74.0	7.50	6.86	6.47	0.19
GF09-21						
GF09-21	28.5	33.0	4.50	4.16	3.38	0.10
	37.5	41.5	6.00	5.54	2.12	0.06
	46.0	53.0	7.00	6.47	1.22	0.04
	56.0	60.0	4.00	3.70	1.13	0.03
	74.0	75.0	1.00	0.92	1.03	0.03
GF09-22						
GF09-22	55.9	60.9	5.00	4.83	1.87	0.05
GF09-23						
GF09-23	41.0	52.0	11.00	10.90	7.82	0.23
	61.6	64.6	3.00	2.97	8.82	0.26
	66.6	71.0	4.90	4.85	6.93	0.20
	93.0	101.0	8.00	7.93	3.59	0.10
	108.5	111.6	3.10	3.07	2.17	0.06

Grey Fox Drilling – Released Nov 2nd

Complete drilling results available on our website www.apollogold.com

ApolloGold Corporation

Hole ID	From (m)	To (m)	Core Width (m)	True Width	Assay Grams Au/t	Assay Ounces Au/ton
GF09-24						
GF09-24	66.7	67.7	1.00	0.83	42.82	1.25
GF09-24	69.7	88.0	18.30	15.26	3.36	0.10
GF09-25						
GF09-25	119.0	120.0	0.60	0.54	1.17	0.03
GF09-25	131.0	134.0	3.0	2.43	2.17	0.06
GF09-25	136.0	138.0	2.00	1.62	2.71	0.08
GF09-25	151.0	154.0	3.00	2.43	1.30	0.04
GF09-26						
GF09-26	77.0	78.5	1.50	1.65	1.34	0.04
GF09-26	120.4	125.4	5.00	4.47	1.49	0.04
GF09-26	131.9	133.9	2.00	1.79	1.13	0.03
GF09-26	161.9	170.9	9.00	8.05	1.74	0.05
GF09-26	194.5	196.0	1.50	1.34	1.44	0.04
GF09-27						
GF09-27	84.5	86.0	1.50	1.38	6.86	0.20
GF09-27	88.6	89.1	1.50	1.38	3.77	0.11
GF09-27	99.5	104.0	4.50	4.13	1.44	0.04
GF09-27	110.8	112.8	2.00	1.83	2.88	0.08
GF09-27	116.4	117.2	0.80	0.73	1.10	0.03
GF09-28						
GF09-28	95.3	98.3	3.00	2.53	24.02	0.70
GF09-28	109.3	110.0	0.70	0.59	1.10	0.03
GF09-29						
GF09-29	57.8	61.8	4.00	3.24	5.31	0.15

Grey Fox Drilling – Released Nov 19th

Complete drilling results available on our website www.apollogold.com

ApolloGold Corporation

2009 Grey Fox Drilling						
Hole ID	From (m)	To (m)	Core Width (m)	Zone True Width (m)	Assay grams Au/t	Assay ounce Au/ton
GF09-30						
	61.4	62.4	1.00		1.51	
	62.4	63.4	1.00		5.07	
	63.4	64.4	1.00		11.66	
	64.4	65.4	1.00		0.41	
	65.4	66.4	1.00		0.27	
	66.4	67.4	1.00		0.69	
GF09-30	61.4	67.4	6.00	4.02	3.27	0.10
GF09-31						
GF09-31	99.0	100.0	1.00	0.75	4.05	0.12
GF09-31	104.0	105.0	1.00	0.75	1.30	0.04
GF09-31	112.0	113.0	1.00	0.75	1.37	0.04
GF09-31	115.0	116.0	1.00	0.75	1.30	0.04
GF09-32						
GF09-32	54.5	56.0	1.50	1.18	1.99	0.06
GF09-32	81.5	83.0	1.50	1.18	1.44	0.04
GF09-32	104.0	105.5	1.50	1.18	1.10	0.03
	110.6	111.6	1.00		6.24	
	111.6	112.6	1.00		1.23	
GF09-32	110.6	112.6	2.00	1.57	3.74	0.11
	124.6	125.6	1.00		1.03	
	125.6	126.6	1.00		0.96	
	126.6	127.6	1.00		0.14	
	127.6	128.6	1.00		1.71	
GF09-32	124.6	128.6	4.00	3.14	0.96	0.03
	147.5	149.0	1.50		7.54	
	149.0	149.9	0.90		9.60	
	161.0	162.5	1.50		3.15	
	164.0	165.5	1.50		0.82	
	170.0	171.5	1.50		7.66	
GF09-32	147.5	171.5	6.90	5.41	5.43	0.16

Grey Fox Drilling – Released Nov 19th Cont.

Complete drilling results available on our website www.apollogold.com

ApolloGold Corporation

2009 Grey Fox Drilling (Cont.)						
Hole ID	From (m)	To (m)	Core Width (m)	Zone True Width (m)	Assay grams Au/t	Assay ounce Au/ton
GF09-33						
	88.6	89.6	1.00		4.87	
	89.6	90.6	1.00		0.89	
	90.6	91.6	1.00		0.82	
	91.6	92.6	1.00		0.07	
	92.6	93.6	1.00		2.61	
	93.6	94.6	1.00		1.65	
	94.6	95.6	1.00		0.27	
GF09-33	**88.6**	**95.6**	**7.00**	**5.09**	**1.60**	**0.05**
GF09-34						
	41.4	42.4	1.00		5.07	
	42.4	43.4	1.00		7.20	
	43.4	44.4	1.00		2.40	
	44.4	45.4	1.00		0.27	
	45.4	46.4	1.00		1.03	
	46.4	47.4	1.00		0.48	
GF09-34	**41.4**	**47.4**	**6.00**	**4.67**	**2.74**	**0.08**
	58.4	59.4	1.00		1.44	
	59.4	60.3	0.90		0.75	
GF09-34	**58.4**	**60.3**	**1.90**	**1.48**	**1.12**	**0.03**
	63.9	65.0	1.10		1.78	
	65.0	66.5	1.50		0.03	
	66.6	68.0	1.50		16.66	
	68.0	69.5	1.50		1.37	
GF09-34	**63.9**	**69.5**	**5.60**	**4.36**	**5.19**	**0.15**
GF09-34	**95.2**	**96.7**	**1.50**	**1.17**	**1.10**	**0.03**
UTM GRID NAD 83						
Hole ID	T.D.	Easting	Northing	Elevation	Azimuth	Inc. Degrees
GF09-30	122.00	551069.76	5372987.48	290.51	270.00	-58.00
GF09-31	131.00	551090.00	5372987.50	290.00	270.00	-63.00
GF09-32	251.00	551120.00	5372912.50	290.00	270.00	-60.00
GF09-33	152.00	551083.70	5372962.04	290.00	270.00	-60.00
GF09-34	131.00	551070.00	5372862.50	290.00	270.00	-58.00



DESTOR - PORCUPINE FAULT ZONE
MAFIC VOLCANIC
METASEDIMENT
FELSIC INTRUSIVE
CONTACT ZONE
100m
CORE HOLES DRILLED IN 2009 ASSAYS COMPLETED
CORE HOLES DRILLED IN 2009 ASSAYS PENDING
CORE HOLES DRILLED IN 2008
GF09-55/56
GF09-24/54
GF08-08
GF09-31
GF08-06/07
GF09-30
GF09-53
GF09-33
GF09-29
GF09-25
GF08-09
GF09-28
GF09-43
GF09-22
GF09-45
GF08-01/02
GF09-18
GF08-03
GF09-32/52
GF09-17
GF09-23
GF08-10
GF09-19
GF09-44
GF09-20
GF09-27
GF09-21
GF09-40
GF09-42
GF09-34
GF09-26
GF09-41
GF09-35
GF09-46/47
GF08-04/05
GF09-39
GF09-36
GF09-48/49
GF09-37
GF09-50/51
GF09-38
GF08-11
GF08-12
GF08-14
GF08-13

Grey Fox Property Preliminary Drill Map
Outlining 2008 and 2009 Drill Holes Completed
as of Nov 16, 2009

Pike River Acquisition

ApolloGold Corporation

- Pike River Property purchased from Newmont
  - Future Payment C$ 1 M after 500 K oz's in a 43-101 reserve or when Production Commences
  - 2.5% NSR retained by Newmont
- Exploration potential is 3.5 Km to explore on the strike of the Destor – Porcupine Fault Structure
- Drilling to Commence 2010

Pike River Target



Pike River
Destor-Porcupine Fault Zone
Destor Porcupine Fault Zone
GF08-09
GF08-01/02
GF08-03
GF08-04/05
GF08-12
GF08-14
GF08-15
GF08-16
Metasediment
Contact Zones
Contact Zone
Felsic Intrusive
Contact Zone South
Diabase
200m
Preliminary Grey Fox Drill Map

Huizopa

- Permit acquired for road – 6 months
  - Getting an extension
- Additional road permit applied for
  - State line moving target